SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

Date of Report: May 15, 1998
(Date of earliest event reported)


               Nomura Asset Securities Corporation
          Commercial Mortgage Pass-Through Certificates
                         Series 1998-D6
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(Exact Name of registrant as specified in its charter)

Delaware                   33-48481-06                    13-3672336
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(State or Other Juris-    (Commission                 (I.R.S. Employer
diction of Incorporation)  File Number)               Identification Number)


Two World Financial Center, Building B, New York, New York        10281
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(Address of Principal Executive Office)                      (Zip Code)


Registrant's telephone number, including area code:        212-667-9300
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               This Document contains exactly 335 Pages.
                    The Exhibit Index is on Page 5.

ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1998-D6 issued pursuant to a Pooling and Servicing Agreement, dated as of March 30, 1998 (the "Pooling and Servicing Agreement"), by and among Nomura Asset Securities Corporation (the "Company"), as depositor, AMRESCO Services, L.P., as servicer, Criimi Mae Services Limited Partnership as initial special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the May 11, 1998 monthly distribution report prepared by the Trustee pursuant to Section 4.02(a)(i) thereof.

                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                AND EXHIBITS

  (c)     Exhibits


                Item 601(a) of
                Regulation S-K
Exhibit No.     Exhibit No.        Description



5.1                 99             Monthly distribution report pursuant to
                                   Section 4.02 of the Pooling and Servicing
                                   Agreement for the distribution on
                                   May 11, 1998


5.2                 99             Comparative Financial Status
                                   Report as of  5/11/98

                                   Delinquent Loan Status Report as of
                                   5/11/98

                                   REO Status Report as of 5/11/98

                                   Watch List as of 5/11/98

                                   Historical Loan Modification Report
                                   as of 5/11/98

                                   Historical Loss Estimate Report as of
                                   5/11/98

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                AMRESCO SERVICES, L.P., IN
                                                ITS CAPACITY AS SERVICER
                                                UNDER THE POOLING AND
                                                SERVICING AGREEMENT ON
                                                BEHALF OF  ASSET SECURITIZATION
                                                CORPORATION, REGISTRANT





                                                 By:  ______________________
                                                      John W. Benson
                                                      Deputy General Counsel






Date: May 22, 1998

EXHIBIT INDEX



                 Item 601(a) of
                 Regulation S-K
 Exhibit No.     Exhibit No.         Description


 5.1             99                  Monthly distribution report pursuant to
                                     Section 4.02 of the Pooling and Servicing
                                     Agreement for the distribution on
                                     May 11, 1998


 5.2             99                  Comparative Financial Status
                                     Report as of  5/11/98

                                     Delinquent Loan Status Report as of
                                     5/11/98

                                     REO Status Report as of 5/11/98

                                     Watch List as of  5/11/98

                                     Historical Loan Modification Report
                                     as of 5/11/98

                                     Historical Loss Estimate Report as of
                                     5/11/98